UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

April 25, 2013

Date of Report (Date of earliest event reported)

Erickson Air-Crane Incorporated

(Exact name of registrant as specified in its charter)

Delaware	001-35482	93-1307561
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5550 SW Macadam Avenue, Suite 200

Portland, Oregon 97239

(Address of principal executive offices, including Zip Code)

Registrant’s telephone number, including area code: (503) 505-5800

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

In this report, unless otherwise indicated or the context otherwise requires, references to “we,” “us,” “our,” the “Company” and “Erickson” refer to Erickson Air-Crane Incorporated and its subsidiaries on a consolidated basis.

Certain statements contained in this Current Report on Form 8-K are forward-looking statements within the meaning of federal securities laws and we intend that such forward-looking statements be subject to the safe-harbor created thereby.

Forward-looking statements include our expectations as to our ability to comply with our debt obligations, the effects of increased competition in our business, our ability to successfully manage the acquisitions, our ability to effectively manage our growth and our ability to market our aerial services in new geographic areas and markets. Additionally, statements concerning future matters such as the development of new products, enhancements or technologies, sales levels, expense levels and other statements regarding matters that are not historical are forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995 regarding future events, and our future results are based on current expectations, estimates, forecasts, and projections about the industries in which we operate and the beliefs and assumptions of our management. Actual results may vary materially from such expectations. Words such as “may,” “should,” “intends,” “plans,” “expects,” “anticipates,” “targets,” “goals,” “projects,” “believes,” “seeks,” “estimates,” “forecasts,” or variations of such words and similar expressions, or the negative of such terms, may help identify such forward-looking statements. Any statements that refer to projections of our future financial performance, our anticipated growth and trends in our businesses, and other characterizations of future events or circumstances, are forward-looking.

In addition to matters affecting the aviation industry or the economy generally, factors that could cause actual results to differ from expectations stated in forward-looking statements include, among others, the factors described in Item 1A Risk Factors in our Annual Report on Form 10-K for the fiscal year ended December 31, 2012 and other periodic filings and prospectuses.

Although we believe that our expectations are based on reasonable assumptions within the bounds of our knowledge of our business and operations, there can be no assurance that our results of operations will not be adversely affected by such factors. Unless legally required, we undertake no obligation to revise or update any forward-looking statements for any reason. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this report.

Item 1.01 Entry into a Material Definitive Agreement.

On April 25, 2013, we entered into a purchase agreement (the “Purchase Agreement”) with our subsidiary identified as guarantor therein (the “EAC Guarantor”) and, upon the Closing Date (as defined therein), Evergreen Helicopters, Inc., an Oregon corporation (“Evergreen”), its wholly owned domestic subsidiaries (together with Evergreen and the EAC Guarantor, the “Guarantors”) and Deutsche Bank Securities Inc. in its capacity as representative of the several parties listed therein (the “Initial Purchasers”) for the issuance and sale of $400.0 million aggregate principal amount of our 8.25% Second Priority Senior Secured Notes due 2020 (the “Notes”). The Notes are guaranteed jointly and severally by the Guarantors. We expect the net proceeds from the offering to be approximately $380 million after deducting the Initial Purchasers’ discount and the estimated offering expenses payable by us. The issuance of the Notes is expected to occur on May 2, 2013. The Purchase Agreement contains customary representations, warranties and agreements of the Company and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.

The Notes are being offered in the United States to qualified institutional buyers in accordance with Rule 144A under the Securities Act of 1933 (the “Securities Act”), and outside the United States in compliance with Regulation S. The Notes have not been registered under the Securities Act or any state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements.

We plan to use the net proceeds from the Notes offering to (i) finance a portion of the purchase price for our previously-announced proposed acquisition of Evergreen, (ii) finance the initial consideration for our previously-announced proposed acquisition of Air Amazonia Serviços Aéreos Ltda., the aerial services business of HRT Participacoes em Petroleo, S.A., (iii) refinance our existing unsecured subordinated notes due 2015 and unsecured subordinated notes due 2016, (iv) refinance our existing senior secured asset-based revolving credit facility and (v) pay related fees and expenses.

A copy of the Purchase Agreement is attached hereto as Exhibit 10.1 and is incorporated herein by reference. The description of the Purchase Agreement in this Current Report is a summary and is qualified in its entirety by the terms of the Purchase Agreement.

Item 8.01 Other Events.

On May 1, 2013, the Company entered into an amendment (the “Amendment”) to its previously announced Stock Purchase Agreement with Evergreen International Aviation, Inc., an Oregon corporation (“EIA”), Evergreen Helicopters, Inc., an Oregon corporation and wholly owned subsidiary of EIA (“EHI”), EAC Acquisition Corporation, a Delaware corporation and a wholly owned subsidiary of the Company, and Mr. Delford M. Smith. Pursuant to the Amendment, the Company has agreed to acquire an additional aircraft in its acquisition of EHI, to eliminate the Company’s obligation to pay a contingent amount of up to $26.25 million that otherwise would have been payable by the Company to EIA if certain revenue targets were met during the years ended December 31, 2013, 2014 and 2015, to reduce the lower working capital target to -$4.15 million, and, if EHI has a working capital shortfall upon the closing of the acquisition of EHI, to accept a last-out, first lien secured promissory note from EIA for the amount of such working capital deficit up to a maximum principal amount of $6.15 million. Any working capital deficit in excess of the principal amount of such note will reduce the cash portion of the purchase price.

Item 9.01 Financial Statements and Exhibits.

Exhibits

Exhibit No.	Description

10.1	Purchase Agreement, dated as of April 25, 2013, among Erickson Air-Crane Incorporated and certain of its subsidiaries named therein, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, Stifel Nicolaus & Company, Incorporated and Imperial Capital, LLC.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Erickson Air-Crane Incorporated

Dated: May 1, 2013	By:	/s/ Edward Rizzuti
Edward Rizzuti
Vice President, General Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Purchase Agreement, dated as of April 25, 2013, among Erickson Air-Crane Incorporated and certain of its subsidiaries named therein, Deutsche Bank Securities Inc., Wells Fargo Securities, LLC, Stifel Nicolaus & Company, Incorporated and Imperial Capital, LLC.